Exhibit 4.2

016570| 003590|127C|RESTRICTED||4|057-423

PREFERRED CUMULATIVE CONVERTIBLE SERIES A STOCK

PAR VALUE $0.01

QuadraMed.

Quality Care. Financial Health.

PREFERRED CUMULATIVE CONVERTIBLE SERIES A STOCK

THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA AND JERSEY CITY, NJ

Certificate Number

ZQ 000000

QUADRAMED CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

Shares

* * 6 0 0 6 2 0 * * * * * *

* * * 6 0 0 6 2 0 * * * * *

* * * * 6 0 0 6 2 0 * * * *

* * * * * 6 0 0 6 2 0 * * *

* * * * * * 6 0 0 6 2 0 * *

THIS CERTIFIES THAT

MR. SAMPLE & MRS. SAMPLE & MR. SAMPLE & MRS. SAMPLE

CUSIP 74730W 40 8

SEE REVERSE FOR CERTAIN DEFINITIONS

is the owner of

***SIX HUNDRED THOUSAND SIX HUNDRED AND TWENTY***

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PREFERRED CUMULATIVE CONVERTIBLE SERIES A STOCK, $0.01 PAR VALUE PER SHARE, OF

QuadraMed Corporation transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

President & Chief Executive Officer

Secretary & Treasurer

QUADRAMED CORPORATION

CORPORATE SEAL

May 9, 1996

DELAWARE

DATED <<Month Day, Year>>

COUNTERSIGNED AND REGISTERED:

COMPUTERSHARE TRUST COMPANY, N.A.

TRANSFER AGENT AND REGISTRAR,

By

AUTHORIZED SIGNATURE

SECURITY INSTRUCTIONS ON REVERSE

QuadraMed.

Quality Care. Financial Health.

PO BOX 43004, Providence, RI 02940-3004

MR A SAMPLE

DESIGNATION (IF ANY)

ADD 1

ADD 2

ADD 3

ADD 4

CUSIP XXXXXX XX X

Holder ID XXXXXXXXXX

Insurance Value 1,000,000.00

Number of Shares 123456

DTC 12345678 123456789012345

Certificate Numbers

1234567890/1234567890

1234567890/1234567890

1234567890/1234567890

1234567890/1234567890

1234567890/1234567890

1234567890/1234567890

Total Transaction

Num/No.

1

2

3

4

5

6

Denom.

1

2

3

4

5

6

Total

1

2

3

4

5

6

7